SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 6, 2004

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue New York, New York 10022 (Address of principal executive offices) Registrant’s telephone number: (212) 935-8484

Item 5.  Other Events and Required FD Disclosure.

On May 6, 2004, Medis Technologies Ltd. issued a press release announcing that it has contracted with Flextronics International Ltd. to commence an industrialization program leading to high volume production of Medis’ power pack products. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired: None

(b)     Pro Forma Financial Information: None

(c)     Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 6, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2004

MEDIS TECHNOLOGIES LTD. By: /s/ Robert K. Lifton —————————————— Name: Robert K. Lifton Title: Chief Executive Officer